Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 17 TO THIRD AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 17 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into as of May 3, 2010 by and among:

(a) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller” or “YRRFC”),

(b) YRC Worldwide Inc., a Delaware corporation (the “Performance Guarantor”),

(c) JPMorgan Chase Bank, N.A. (“JPMorgan”), SunTrust Bank (“SunTrust”), Wells Fargo Bank, N.A. (successor by merger to Wachovia Bank, National Association) (“Wells Fargo”), and The Royal Bank of Scotland plc (“RBS”) as successor to ABN AMRO Bank N.V. (each of the foregoing a “Committed Purchaser”),

(d) Falcon Asset Securitization Company LLC, Three Pillars Funding LLC and Amsterdam Funding Corporation (each of the foregoing, a “Conduit”),

(e) Wells Fargo, as letter of credit issuer (the “LC Issuer”),

(f) SunTrust Robinson Humphrey, Inc., Wells Fargo, RBS and JPMorgan (each of the foregoing, a “Co-Agent”), and

(g) JPMorgan, as administrative agent for the Groups (together with its successors and permitted assigns and in such capacity, the “Administrative Agent” and together with the Co-Agents, and their respective successors and permitted assigns, the “Agents”), with respect to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008, among the Seller, the Committed Purchasers, the Conduits, the LC Issuer and the Agents (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the RPA.

2. Amendments to RPA. Effective as of the Effective Date (as defined herein), subject to the satisfaction of the conditions precedent set forth in Section 3 below, clauses (a) and (b) of the definition of “Trigger Event” set forth in Exhibit I to the RPA are hereby amended and restated in their entirety as follows:

(a) the failure of the Performance Guarantor to maintain Available Cash equal to or greater than (i) from April 1, 2010 to and including December 31, 2010, $25,000,000 at all times and (ii) from January 1, 2011 and thereafter, $50,000,000 at all times, (b) the failure of the Performance Guarantor to maintain, as of the end of the accounting periods set forth below, Consolidated EBITDA in the minimum level set forth below next to such accounting period (for each such period, “Minimum Consolidated EBITDA”);

Period	Minimum Consolidated EBITDA
For the fiscal quarter ending on June 30, 2010	$5,000,000
For the two consecutive fiscal quarters ending September 30, 2010	$50,000,000
For the three consecutive fiscal quarters ending December 31, 2010	$100,000,000
For the four consecutive fiscal quarters ending March 31, 2011	$270,000,000
For the four consecutive fiscal quarters ending June 30, 2011	$270,000,000
For the four consecutive fiscal quarters ending September 30, 2011	$280,000,000
For the four consecutive fiscal quarters ending December 31, 2011	$270,000,000
For the four consecutive fiscal quarters ending March 31, 2012	$300,000,000
For the four consecutive fiscal quarters ending June 30, 2012	$330,000,000

3. Conditions Precedent. This Amendment shall become effective on the date (the “Effective Date”) when each of the following conditions precedent have been satisfied or waived:

(a) the Administrative Agent shall have received the following, each in form and substance satisfactory to the Administrative Agent: (i) counterparts of this Amendment, duly executed by the Seller, each Agent and each Purchaser and (ii) a duly executed copy of Amendment No. 17 to Credit Agreement, dated as of May 3, 2010, among the Performance Guarantor, as borrower, the entities party thereto as Canadian Borrowers, the entities party thereto as UK Borrowers, the financial institutions party thereto and JPMorgan Chase Bank, National Association, as administrative agent; and

(b) the Seller shall have paid the reasonable legal fees and disbursements of (i) the Administrative Agent’s counsel, Sidley Austin LLP and (ii) the Wells Fargo Agent’s counsel, Greenberg Traurig, LLP, in each case, invoiced on or prior to the date on which the conditions described in clause (a) above and this clause (b) have been satisfied.

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4. References to Wachovia Bank, National Association in the Transaction Documents. In connection with the merger of Wachovia Bank, National Association into Wells Fargo Bank, N.A., the parties hereto agree that from and after the Effective Date each reference in the Transaction Documents to (a) “Wachovia Bank, National Association” is hereby replaced with the reference “Wells Fargo Bank, N.A. (successor by merger to Wachovia Bank, National Association)” and (b) “Wachovia” is hereby replaced with the reference “Wells Fargo.”

5. Representations and Warranties. In order to induce the other parties to enter into this Amendment, (a) the Seller hereby represents and warrants to the Agents, the LC Issuer and the Purchasers that after giving effect to the amendments contained in Section 2 above, (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date, (ii) the RPA, as amended hereby, constitutes the legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) excluding Section 3.1(k) of the RPA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby), each of the Seller’s representations and warranties contained in the RPA is correct as of the Effective Date and (b) the Performance Guarantor hereby consents to the amendment herein contained and ratifies and confirms that the Performance Undertaking remains in full force and effect.

6. Ratification. Except as modified hereby, the RPA is hereby ratified, approved and confirmed in all respects.

7. Reference to Agreement. From and after the Effective Date, each reference in the RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the RPA as modified by this Amendment.

8. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.

9. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:
Name:
Title:

YRC WORLDWIDE INC., as Performance Guarantor

By:
Name:
Title:

Amendment No. 17 to

Third Amended and Restated Receivables Purchase Agreement

SUNTRUST ROBINSON HUMPHREY, INC., as Three Pillars Agent

By:
Name:
Title:

SUNTRUST BANK, as a Committed Purchaser

By:
Name:
Title:

THREE PILLARS FUNDING LLC, as a Conduit

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Committed Purchaser, as Falcon Agent and as Administrative Agent

By:
Name:
Title:

Amendment No. 17 to

Third Amended and Restated Receivables Purchase Agreement

FALCON ASSET SECURITIZATION COMPANY LLC, as a Conduit

BY: JPMORGAN CHASE BANK, N.A., ITS ATTORNEY-IN-FACT

By:
Name:
Title:

WELLS FARGO BANK, N.A. (successor by merger to Wachovia Bank, National Association), as a Committed Purchaser, as LC Issuer and as Wells Fargo Agent

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC, as a Committed Purchaser and as Amsterdam Agent

By: RBS SECURITIES INC., as its agent

By:
Name:
Title:

AMSTERDAM FUNDING CORPORATION, as a Conduit

By:
Name:
Title:

Amendment No. 17 to

Third Amended and Restated Receivables Purchase Agreement